Exhibit 32.1
Certification of the Chief Executive Officer and Chief Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of PowerSchool Holdings, Inc. (the “Company”) for the period ended June 30, 2024 (the "Report"), as filed with the U.S. Securities and Exchange Commission on the date of hereof, the undersigned, the Chief Executive Officer and the Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to their knowledge:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 9, 2024	/s/ Hardeep Gulati
Hardeep Gulati Chief Executive Officer

Date: August 9, 2024	/s/ Eric Shander
Eric Shander Chief Financial Officer